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                                                                    EXHIBIT 32.2
                                                                    ------------

       CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Town and Country Trust (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company does hereby certify that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan W. Lasker
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Alan W. Lasker
Chief Financial Officer of
The Town and Country Trust
November 14, 2003


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